United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 31, 2023 (March 31, 2023)

Date of Report (Date of earliest event reported)

GUSHEN, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55666	47-3413138
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 513, 5th Floor, No. 5 Haiying Road Fengtai District, Beijing, China	100070
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +86-139-4977-8662

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On March 31, 2023, the Board of Directors of Gushen, Inc. (the “Company”) approved the issuance under the Company’s Equity Incentive Plan (the “EIP”) of an aggregate of 12,618,523 restricted shares of common stock to certain employees (the “Participants”) of Edeschler Limited, the Company’s Hong Kong subsidiary, pursuant to certain stock award agreement (collectively the “Award Agreements”, each an “Award Agreement”) with each of the Participants. A form of the Award Agreements is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Pursuant to the terms of the EIP and each Award Agreement, the Company will issue the following numbers of shares to the Participants:

Name in English Name	Position held at Edeschler Limited	Number of Restricted Shares	Grant Date	Vesting Date
Yansong Dong	Business Development Manager	792,757	03/31/2023	06/30/2023
Caiqin He	Business Development Manager	336,636	03/31/2023	06/30/2023
Fei He	Business Development Manager	153,895	03/31/2023	06/30/2023
Hongbin Guo	Business Development Manager	342,549	03/31/2023	06/30/2023
Yanke Chen	Business Development Manager	73,412	03/31/2023	06/30/2023
Wenman Cao	Business Development Manager	750,159	03/31/2023	06/30/2023
Aiping Xia	Business Development Manager	146,965	03/31/2023	06/30/2023
Yong Li	Business Development Manager	1,614,332	03/31/2023	06/30/2023
Yulong Wang	Business Development Manager	163,486	03/31/2023	06/30/2023
Kuisheng Cui	Business Development Manager	542,418	03/31/2023	06/30/2023
Zenggao Wang	Business Development Manager	271,618	03/31/2023	06/30/2023
Fengying Yu	Business Development Manager	191,174	03/31/2023	06/30/2023
Hua Jiang	Business Development Manager	146,965	03/31/2023	06/30/2023
Juncai Yu	Business Development Manager	2,906,251	03/31/2023	06/30/2023
Shouren Liu	Business Development Manager	468,834	03/31/2023	06/30/2023
Jihuan Liu	Business Development Manager	92,245	03/31/2023	06/30/2023
Changhe Wang	Business Development Specialist	159,949	03/31/2023	06/30/2023
Guangfu Liu	Business Development Specialist	159,949	03/31/2023	06/30/2023
Zuofu Xue	Business Development Specialist	30,612	03/31/2023	06/30/2023
Quanwei He	Business Development Specialist	30,612	03/31/2023	06/30/2023
Zhouxuan Liang	Business Development Specialist	30,612	03/31/2023	06/30/2023
Yanxia Liu	Business Development Specialist	76,947	03/31/2023	06/30/2023
Jing Shen	Business Development Specialist	171,274	03/31/2023	06/30/2023
Yongsheng Gao	Business Development Specialist	53,582	03/31/2023	06/30/2023
Shunbao Xiong	Business Development Specialist	53,582	03/31/2023	06/30/2023
Cuifang Zhang	Business Development Specialist	53,582	03/31/2023	06/30/2023
Yidan Wang	Business Development Specialist	53,582	03/31/2023	06/30/2023
Suxia Zhang	Business Development Specialist	53,582	03/31/2023	06/30/2023
Xiaoru Li	Business Development Specialist	53,582	03/31/2023	06/30/2023
Xuanrang Wang	Business Development Specialist	53,582	03/31/2023	06/30/2023
Qiuhua Sun	Business Development Specialist	134,527	03/31/2023	06/30/2023

Xiangbin Pan	Business Development Specialist	134,527	03/31/2023	06/30/2023
Huifang Yu	Business Development Specialist	134,527	03/31/2023	06/30/2023
Yuanqing Liu	Business Development Specialist	134,527	03/31/2023	06/30/2023
Heling Li	Business Development Specialist	134,527	03/31/2023	06/30/2023
Wenlan Gao	Business Development Specialist	134,527	03/31/2023	06/30/2023
Haixia Wang	Business Development Specialist	20,435	03/31/2023	06/30/2023
Minjie Yuan	Business Development Specialist	20,435	03/31/2023	06/30/2023
Yongshe Wang	Business Development Specialist	20,435	03/31/2023	06/30/2023
Xianxia Hou	Business Development Specialist	20,435	03/31/2023	06/30/2023
Wene Shi	Business Development Specialist	54,241	03/31/2023	06/30/2023
Fatai Ru	Business Development Specialist	54,241	03/31/2023	06/30/2023
Longshe Wang	Business Development Specialist	54,241	03/31/2023	06/30/2023
Caihong Wang	Business Development Specialist	54,241	03/31/2023	06/30/2023
Xiaofen Zhang	Business Development Specialist	54,241	03/31/2023	06/30/2023
Zhiceng Chen	Business Development Specialist	33,952	03/31/2023	06/30/2023
Yangpeng Zhang	Business Development Specialist	33,952	03/31/2023	06/30/2023
Xuee Han	Business Development Specialist	33,952	03/31/2023	06/30/2023
Minxia Wu	Business Development Specialist	33,952	03/31/2023	06/30/2023
Xiaojing Yang	Business Development Specialist	19,117	03/31/2023	06/30/2023
Yuejiang Feng	Business Development Specialist	19,117	03/31/2023	06/30/2023
Junxiang Wang	Business Development Specialist	19,117	03/31/2023	06/30/2023
Yanlin Wu	Business Development Specialist	19,117	03/31/2023	06/30/2023
Shaohui Qiu	Business Development Specialist	19,117	03/31/2023	06/30/2023
Yongjie Lu	Business Development Specialist	152,960	03/31/2023	06/30/2023
Huiping Xia	Business Development Specialist	152,960	03/31/2023	06/30/2023
Hanshun Song	Business Development Specialist	305,920	03/31/2023	06/30/2023
Bianqin Pei	Business Development Specialist	152,960	03/31/2023	06/30/2023
Weizhou Fu	Business Development Specialist	152,960	03/31/2023	06/30/2023
Zhaoguo Jiao	Business Development Specialist	117,208	03/31/2023	06/30/2023
Jianqing Zhang	Business Development Specialist	117,208	03/31/2023	06/30/2023
Juanning Xu	Business Development Specialist	15,374	03/31/2023	06/30/2023
Xinghu Li	Business Development Specialist	53,582	03/31/2023	06/30/2023
Huayu Wang	Business Development Specialist	53,582	03/31/2023	06/30/2023

The issuance of shares of the Restricted Stock will be made pursuant to the exemption from registration pursuant to Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Restricted Stock Award Agreement dated March 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gushen, Inc.

Date: March 31, 2023	By:	/s/ Yulong Yi
	Name:	Yulong Yi
	Title:	President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary, and Chairman

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